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EXHIBIT 10(V) TO FORM 10-K

                             FUQUA INDUSTRIES, INC.

                           1993 OFFICER'S BONUS PLAN

                                 APRIL 12, 1993


There are three separate pieces to the 1993 Plan:

         1. A maximum of 40% of base salary can be earned by Fuqua "out-performing" the S&P 500 average on "Total Shareholder Return" ("TSR").

         2. A maximum of 60% of base salary can be earned by the officers accomplishing the five major goals as set by the Board.

         3. The Compensation Committee may recommend a discretionary bonus if conditions and events warrant such a move -- after year-end.

Part (1) -- Out Performing the Average S&P 500 on "TSR":

                                                                FUQUA OFFICERS
          IF FUQUA'S TOP            FUQUA WILL HAVE             WILL EARN THIS
         PERCENTILE RANK           OUT-PERFORMED THIS             PERCENT OF
          IS AS FOLLOWS           MANY OF THE S&P 500          THEIR BASE SALARY
          -------------           -------------------          -----------------

               80th                       400                          40%
               75th                       375                          36%
               70th                       350                          32%
               65th                       325                          28%
               60th                       300                          24%
               55th                       275                          20%
               50th                       250                          16%
               45th                       225                          12%
               40th                       200                           8%
               35th                       175                           4%

- - --------------------

     * TSR means appreciation plus cash dividends for the period January 1, 1993 to December 31, 1993.
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EXHIBIT 10(V) TO FORM 10-K

Part (2) -- Accomplishment of Major Goals:

         Following are the five most important specific goals to be accomplished by the officers during the year 1993. The Compensation Committee will decide the degree to which each is successfully accomplished and award at most the maximum percent of salary set forth:


                                                            MAXIMUM PERCENT
                                                            ---------------

         Sell the Snapper Ft. Worth Plant                            5%

         Achieve budget                                             25%

         Sell Snapper                                               10%

         Acquire DP and replace "Revolver"                          10%

         Resolve Kodak disputes                                     10%
                                                                    ---

                                                                    60%